UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 24, 2008
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                          CASCADE TECHNOLOGIES CORP.
	     ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Wyoming                   333-124284            98-0440633
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(State or other jurisdiction	(Commission	   (IRS Employer
of incorporation)		File Number)	    Identification No.)



Suite 1410 - 675 West Hastings Street, Vancouver, B.C.        V6B 1N2
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(Address of principal executive offices)             	    (Zip Code)


Registrant's telephone number, including area code  604-307-3011
						    ------------


         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the  Exchange  Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ]  Pre-commencement communications pursuant to Rule  13e-14 (c)  under  the
      Exchange Act (17 CFR 240.13e-4(c))








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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Becoming effective on July 22, 2008, the registrant has lodged with the Wyoming Secretary of State an amendment to its articles of incorporation and bylaws to increase its Authorized Capital from the previous authorized capital of 50,000,000 to 500,000,000. This amendment was authorized by way of Board of Directors resolution as permitted to be done by Wyoming Statute law.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Cascade Technologies Corp.
					      --------------------------
                                              (Registrant)

Date   July 24, 2008

                                              /s/Bruce Hollingshead
					      ---------------------
                                              (Signature)
                                              Bruce Hollingshead
                                              President